Exhibit 99.1

Worksport’s New Sales Initiative Surges with Strong Early Momentum

Expanding Sales Force & National Distributor Interest Fuel Continued Growth

West Seneca, New York, September 03, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors is pleased to announce the successful launch of its Dealer Sales Initiative, a key part of its long-term growth strategy. This new sales initiative underscores a significant leap toward amplifying brand recognition and driving robust sales growth in both the automotive accessories and portable clean energy sectors.

Aggressive Expansion of Dealer Network

In August, Worksport aggressively expanded its sales team, onboarding numerous new dedicated sales professionals, each poised to make over 300 sales calls weekly to new and existing dealers. The Company has already engaged with over 4,500 dealers, showcasing significant progress in expanding its dealer network. With plans to double the sales force in the very near term, Worksport is strategically positioned for making a significant impact into this market. With over 18,000 dealers in the industry, Worksport is committed to continuously on boarding new accounts into its B2B sales ecosystem, driving ongoing conversions and market penetration.

Though recently launched, Worksport’s sales initiative is already gaining traction, with multiple new dealers placing their first orders and many more in the process of receiving initial demonstration units and displays of Worksport’s made in the USA AL3 Hard Folding tonneau cover. Worksport is strategically focused on driving long-term, exponential growth, anticipating a snowball effect as more dealers re-engage following initial outreach. Worksport has also seen other benefits from this program, as the Worksport brand continues to expand across the U.S., this program has attracted the attention of three major distributors within USA and Canada and several regional distributors, positioning the Company to scale sales through larger distribution channels and fuel accelerated growth.

Snowball Effect: Growth Potential Unfolding

This grassroots strategy is driving demand from the ground up, rapidly positioning Worksport as a key player in the $4 billion tonneau cover market. With over 7 million covers sold annually, Worksport anticipates that at full capacity, its state-of-the-art Western New York factory can propel the Company into significant revenue growth, potentially reaching a nine-figure revenue territory in the near-midterm.

As Worksport prepares to launch three more innovative products this year, dealer and distributor interest has surged, particularly for the highly anticipated AL4 premium cover set for release in Q4. In early August, Worksport issued forward guidance of its tonneau cover line, projecting significant growth in the coming year. Sales projections for the game-changing COR & SOLIS clean energy products will follow later this year, further accelerating the Company’s upward trajectory.

CEO Statement

Worksport CEO, Steven Rossi, emphasized, “Our goal is not only to grow our dealer network but also to solidify it as a critical channel for scaling our product reach and enhancing our market presence. Worksport is committed to our dealers and distributors, recognizing them as vital partners in our long-term success and the future of our brand. At the core of Worksport is a mission to stand behind our customers. We do everything we can to be part of their success. Many of the 18,000 US based dealers are small, locally owned businesses which are the heart of the local economy. As a product that is proudly made in the USA, we will work hard to support local US owned and operated business.”

Rossi further added, “The rapid expansion of our dealer sales program is setting the stage for explosive growth expected in 2025. With increasing interest from national distributors in USA and Canada, as well as strong momentum in the jobber market, we are confident this initiative will be a cornerstone of our revenue growth and brand penetration strategy. This is just the beginning as we continue to aggressively drive growth and expand our product offerings. We’re building this business one brick at a time.”

Stay Tuned for More

Stay tuned for future investor updates on new product launches, sales outlook, and the continued growth of Worksport’s business. We are excited to share more on our progress and milestones as we push forward with innovation and market expansion.

Investor Inquiries May Be Directed To:

Investor Relations, Worksport Ltd.

T: 1 (888) 554-8789 x128

W1: https://investor.worksport.com

W2: www.worksport.com

E: investors@worksport.com

Key 2024 Press-Releases:

●	August 20th: Worksport ($WKSP) Begins COR Alpha Production
●	August 14th: Worksport Announces Record High Revenues; 275% Q2 Growth
●	August 1: Worksport Announces Impressive SOLIS Solar Cover Test Results
●	June 20: Worksport Announces Record Breaking May Sales
●	May 16: Worksport Reports 1,506% Q1 Revenue Surge
●	May 8: Worksport Awarded $2.8MM Grant
●	April 25: Worksport Signals Undervalued Status, Eyes Major 2024 Growth
●	March 6: Worksport to Launch Innovative SOLIS & COR Products This Summer

Read all Worksport press releases: [Link to All Press Releases].

Stay Connected

●	Investor Newsletter: Investors and customers are invited to follow Worksport’s progress as it builds on this momentum and strives to redefine industry standards with each new corporate development. Link to Newsletter

●	Contact Information

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128

W: investors.worksport.com E: investors@worksport.com W: worksport.com

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com

W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.